Exhibit 99.1

NETFLIX TO ACQUIRE WARNER BROS. FOLLOWING THE SEPARATION OF DISCOVERY GLOBAL FOR A TOTAL ENTERPRISE VALUE OF $82.7 BILLION

(Equity Value of $72.0 Billion)

Transaction Unites Warner Bros.’ Iconic Franchises and Storied Libraries with Netflix’s Leading Entertainment Service, Creating an Extraordinary Offering for Consumers

Netflix to Maintain Warner Bros.’ Current Operations

Combination Will Offer More Choice and Greater Value for Consumers, Create More Opportunities for the Creative Community and Generate Shareholder Value

Acquisition Will Strengthen the Entertainment Industry

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HOLLYWOOD, Calif., Dec. 5, 2025 — Today, Netflix, Inc. (the Company) and Warner Bros. Discovery, Inc. (WBD) announced they have entered into a definitive agreement under which Netflix will acquire Warner Bros., including its film and television studios, HBO Max and HBO.

The cash and stock transaction is valued at $27.75 per WBD share (subject to a collar as detailed below), with a total enterprise value of approximately $82.7 billion (equity value of $72.0 billion). The transaction is expected to close after the previously announced separation of WBD’s Global Networks division, Discovery Global, into a new publicly-traded company, which is now expected to be completed in Q3 2026.

This acquisition brings together two pioneering entertainment businesses, combining Netflix’s innovation, global reach and best-in-class streaming service with Warner Bros.’ century-long legacy of world-class storytelling. Beloved franchises, shows and movies such as The Big Bang Theory, The Sopranos, Game of Thrones, The Wizard of Oz and the DC Universe will join Netflix’s extensive portfolio including Wednesday, Money Heist, Bridgerton, Adolescence and Extraction, creating an extraordinary entertainment offering for audiences worldwide.

“Our mission has always been to entertain the world,” said Ted Sarandos, co-CEO of Netflix. “By combining Warner Bros.’ incredible library of shows and movies—from timeless classics like Casablanca and Citizen Kane to modern favorites like Harry Potter and Friends—with our culture-defining titles like Stranger Things, KPop Demon Hunters and Squid Game, we’ll be able to do that even better. Together, we can give audiences more of what they love and help define the next century of storytelling.”

“This acquisition will improve our offering and accelerate our business for decades to come,” continued Greg Peters, co-CEO of Netflix. “Warner Bros. has helped define entertainment for more than a century and continues to do so with phenomenal creative executives and production capabilities. With our global reach and proven business model, we can introduce a broader audience to the worlds they create—giving our members more options, attracting more fans to our best-in-class streaming service, strengthening the entire entertainment industry and creating more value for shareholders.”

“Today’s announcement combines two of the greatest storytelling companies in the world to bring to even more people the entertainment they love to watch the most,” said David Zaslav, President and CEO of Warner Bros. Discovery. “For more than a century, Warner Bros. has thrilled audiences, captured the world’s attention, and shaped our culture. By coming together with Netflix, we will ensure people everywhere will continue to enjoy the world’s most resonant stories for generations to come.”

Combination Will Offer More Choice, More Opportunities, More Value

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Complementary strengths and assets: Warner Bros.’ studios are world-class, with Warner Bros. recognized as a leading supplier of television titles and filmed entertainment. HBO and HBO Max also provide a compelling, complementary offering for consumers. Netflix expects to maintain Warner Bros.’ current operations and build on its strengths, including theatrical releases for films.

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More choice and greater value for consumers: By adding the deep film and TV libraries and HBO and HBO Max programming, Netflix members will have even more high-quality titles from which to choose. This also allows Netflix to optimize its plans for consumers, enhancing viewing options and expanding access to content.

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A stronger entertainment industry: This acquisition will enhance Netflix’s studio capabilities, allowing the Company to significantly expand U.S. production capacity and continue to grow investment in original content over the long term which will create jobs and strengthen the entertainment industry.

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More opportunities for the creative community: By uniting Netflix’s member experience and global reach with Warner Bros.’ renowned franchises and extensive library, the Company will create greater value for talent—offering more opportunities to work with beloved intellectual property, tell new stories and connect with a wider audience than ever before.

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More value for shareholders: By offering members a wider selection of quality series and films, Netflix expects to attract and retain more members, drive more engagement and generate incremental revenue and operating income. The Company also expects to realize at least $2-3 billion of cost savings per year by the third year and expects the transaction to be accretive to GAAP earnings per share by year two.

Transaction Details and Timing

Under the terms of the agreement, each WBD shareholder will receive $23.25 in cash and $4.501 in shares of Netflix common stock for each share of WBD common stock outstanding at the closing of the transaction. The transaction values Warner Bros. Discovery at $27.75 per share, implying a total equity value of approximately $72.0 billion and an enterprise value of approximately $82.7 billion

In June 2025, WBD announced plans to separate its Streaming & Studios and Global Networks divisions into two separate publicly traded companies. This separation is now expected to be completed in Q3 2026, prior to the closing of this transaction. The newly separated publicly traded company holding the Global Networks division, Discovery Global, will include premier entertainment, sports and news television brands around the world including CNN, TNT Sports in the U.S., and Discovery, free-to-air channels across Europe, and digital products such as Discovery+ and Bleacher Report.

The stock component is subject to a collar under which WBD shareholders will receive Netflix stock valued at $4.50 per share, provided the 15-day volume weighted average price (“VWAP”) of Netflix stock price (measured three trading days prior to closing) falls between $97.91 and $119.67. If the VWAP is below $97.91, WBD shareholders will receive 0.0460 Netflix shares for each WBD share. If the VWAP is above $119.67, WBD shareholders will receive 0.0376 Netflix shares for each WBD share.

The transaction was unanimously approved by the Boards of Directors of both Netflix and WBD. In addition to the completion of the separation of Discovery Global (WBD’s Global Networks business), completion of the transaction is subject to required regulatory approvals, approval of WBD shareholders and other customary closing conditions. The transaction is expected to close in 12-18 months.

Moelis & Company LLC is acting as Netflix’s financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. Wells Fargo is acting as an additional financial advisor and, along with BNP and HSBC, is providing committed debt financing related to the transaction.

Allen & Company, J.P. Morgan and Evercore are serving as financial advisors to Warner Bros. Discovery and Wachtell Lipton, Rosen & Katz and Debevoise & Plimpton LLP are serving as legal counsel.

Webcast

Netflix will conduct a conference call today at 5:00am PT/8:00am ET to discuss the contents of this release. A link to the live webcast of the conference call will be available at https://ir.netflix.net/.

[1]	Reflects a 10% symmetrical collar.

Contacts

Netflix

Lowell Singer

VP, Investor Relations

(818) 434-2141

Emily Feingold

VP, Communications

(323) 287-0756

Warner Bros. Discovery

Andrew Slabin

Investor Relations

(212) 548-5544

andrew.slabin@wbd.com

Peter Lee

Investor Relations

(212) 548-5907

peter.lee@wbd.com

Robert Gibbs

Press Contact

(347) 268-3017

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Merger”) between Netflix, Inc. (“Netflix”) and Warner Bros. Discovery, Inc. (“WBD”), Netflix intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Netflix’s common stock to be issued in the Merger and a proxy statement for WBD’s stockholders (the “Proxy Statement/Prospectus”), and WBD intends to file with the SEC the proxy statement. The definitive proxy statement (if and when available) will be mailed to stockholders of WBD. WBD also intends to file a registration statement for a newly formed subsidiary (“Discovery Global”), which is contemplated to own certain assets and businesses of WBD not being acquired by Netflix in connection with the Merger. Each of Netflix and WBD may also file with or furnish to the SEC other relevant documents regarding the Merger. This communication is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that Netflix or WBD may file with the SEC or mail to WBD’s stockholders in connection with the Merger.

INVESTORS AND SECURITY HOLDERS OF NETFLIX AND WBD ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NETFLIX, WBD, THE MERGER AND RELATED MATTERS.

The documents filed by Netflix with the SEC also may be obtained free of charge at Netflix’s website at https://ir.netflix.net/home/default.aspx. The documents filed by WBD with the SEC also may be obtained free of charge at WBD’s website at https://ir.wbd.com.

PARTICIPANTS IN THE SOLICITATION

Netflix, WBD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WBD in connection with the Merger under the rules of the SEC.

Information about the interests of the directors and executive officers of Netflix and WBD and other persons who may be deemed to be participants in the solicitation of stockholders of WBD in connection with the Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus, which will be filed with the SEC.

Information about WBD’s directors and executive officers is set forth in WBD’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 23, 2025, WBD’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent filings with the SEC. Information about Netflix’s directors and executive officers is set forth in Netflix’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 17, 2025, and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Netflix’s and WBD’s current expectations, estimates and projections about the expected date of closing of the Merger and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Netflix and WBD, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Merger or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining stockholder and regulatory approvals, completing the separation of WBD’s Global Networks business and Streaming and Studios business, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of WBD’s and Netflix’s businesses and other conditions to the completion of the Merger; (ii) failure to realize the anticipated benefits of the Merger, including as a result of delay in completing the transaction or integrating the businesses of Netflix and WBD; (iii) Netflix’s and WBD’s ability to implement their business strategies; (iv) consumer viewing trends; (v) potential litigation relating to the Merger that could be instituted against Netflix, WBD or their respective directors; (vi) the risk that disruptions from the Merger will harm Netflix’s or WBD’s business, including current plans and operations; (vii) the ability of Netflix or WBD to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Merger; (ix) uncertainty as to the long-term value of Netflix’s common stock; (x) legislative, regulatory and economic developments affecting Netflix’s and WBD’s businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Netflix and WBD operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect Netflix’s or WBD’s financial performance; (xiv) restrictions during the pendency of the Merger that may impact Netflix’s or WBD’s ability to pursue certain business opportunities or strategic transactions; and (xv) failure to receive the approval of the stockholders of WBD. These risks, as well as other risks associated with the Merger, will be more fully discussed in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC in connection with the Merger and the registration statement to be filed with the SEC in connection with the separation. While the list of factors presented here is, and the list of factors presented in the Registration Statement and Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Netflix’s or WBD’s consolidated financial condition, results of operations or liquidity. The forward-looking statements included in this communication are made only as of the date hereof. Neither Netflix nor WBD assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.